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                                                                    EXHIBIT 10.1

                                 SIXTH AMENDMENT
                        TO CREDIT AND SECURITY AGREEMENT

                  SIXTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT, dated as of June 30, 2004 (the "Amendment"), among FRANK'S NURSERY & CRAFTS, INC., a Delaware corporation ("Borrower"), and KIMCO CAPITAL CORP., as lender ("Lender"):

                              W I T N E S S E T H:

                  WHEREAS, Borrower and Lender are parties to that certain Credit and Security Agreement, dated as of May 20, 2002, (as amended by that certain First Amendment and Waiver to Credit and Security Agreement, dated as of January 23, 2003, that certain Second Amendment to Credit and Security Agreement, dated as of July 7, 2003, that certain Third Amendment to Credit and Security Agreement, dated as of October 30, 2003, that certain Fourth Amendment to Credit and Security Agreement, dated as of January 16, 2004, and that certain Fifth Amendment to Credit and Security Agreement, dated as of January 21, 2004, and as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"); and

                  WHEREAS, Borrower has requested that Lender commit to extend Overline Revolving Credit Loans in an amount that exceeds the current maximum of Overline Revolving Credit Loans by $15,000,000 (the "Incremental Loan Amount"); and

                  WHEREAS, the parties have agreed, subject to and upon the terms and conditions set forth herein, to amend the Credit Agreement as set forth herein in order to provide for such additional Revolving Credit Loans;

                  NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Credit Agreement, as amended hereby.

                  2. Consent. In reliance upon the representations and warranties of the Borrower set forth in Section 5 below, subject to the satisfaction of the conditions set forth in Section 6 below and subject to Congress Financial Corporation ("Congress") entering into an intercreditor agreement with the Lender within 30 days of the execution of this Amendment, such intercreditor agreement to be in form and substance reasonably acceptable to Lender, the Lender hereby consents to the execution and delivery of that certain Fifth Amendment to the Loan and Security Agreement, dated as of May 20, 2002, as amended, among Congress, Borrower and the lenders party thereto (the "Congress
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Loan Agreement"), including the creation of the junior subordinated liens as provided for in Section 1.97 of the Congress Loan Agreement.

                  3. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Sixth Amendment Effective Date, hereby amended as follows:

         (i) Section 1.2(c) is hereby amended and restated in its entirety as follows:

         "(c) The Lender agrees upon the terms and subject to the conditions herein set forth, to make available to Borrower, commencing on the Sixth Amendment Effective Date and ending on the Overline Credit Termination Date, Revolving Credit Loans (each an "Overline Revolving Credit Loan" and collectively, the "Overline Revolving Credit Loans") in an aggregate amount not to exceed $40,000,000. Subject to the foregoing and within the foregoing limits, Borrower may borrow, repay (and subject to the provisions of Sections 1.8 and 1.9 of the Credit Agreement, prepay) and reborrow Overline Revolving Credit Loans from time to time prior to the Overline Credit Termination Date, subject to the terms, provisions and limitations set forth herein. The Overline Revolving Credit Loans shall be made without regard to whether, after giving effect thereto, the aggregate principal amount of the Revolving Credit Loans outstanding at such time exceeds the Revolving Credit Commitment; provided, however, that the Incremental Loan Amount shall only be available in the 9th and 10th Accounting Periods and shall not exceed $1,000,000 at the end of the 9th Accounting Period and $6,000,000 at the end of the 10th Accounting Period, unless otherwise consented to by the Lender. Notwithstanding anything in this Agreement to the contrary (including, without limitation, the provisions of Section 1.4(c)), upon the occurrence of the Overline Credit Termination Date, all Overline Revolving Credit Loans outstanding at such time shall immediately become due and payable and Borrower shall permanently repay all such Overline Revolving Credit Loans as of such date, together with all accrued and unpaid interest due on such Loans, and the commitment of Lender to provide Overline Revolving Credit Loans pursuant to this Section 1.2(c) shall permanently terminate. All Overline Revolving Credit Loans shall constitute Revolving Credit Loans as such term is used in this Credit Agreement, and the Overline Revolving Credit Loans and all amounts due in connection therewith (including, without limitation, interest thereon) shall constitute Obligations under this Credit Agreement and shall be secured by the Collateral and the Non-Realty Collateral to the same extent as all other Obligations hereunder.";

         (ii) Section 1.14 is hereby amended and restated in its entirety as follows:

         The Loans shall be used to finance Borrower's obligations under the Plan of Reorganization, to pay Fees and other expenses incurred in connection with this Credit Agreement and for general corporate purposes in



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         accordance with the provisions of this Credit Agreement; provided, that the Overline Revolving Credit Loans may only be used to fund expenditures in accordance with the Financing Projections and, notwithstanding any other provision of this Agreement, Lender shall have no obligation to make Overline Revolving Credit Loans other than in accordance with the Financing Projections.

                  4. Further Assurances. In consideration for the Overline Revolving Credit Loans and the other consideration provided for in this Amendment, as security for the due and punctual payment of the Obligations (including the Overline Revolving Credit Loans provided for in this Amendment and including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of Borrower, whether or not post filing interest is allowed in such proceeding):

         (i) Borrower hereby agrees to grant, mortgage, pledge, assign, transfer, set over, convey and deliver to Lender, promptly upon the request of Lender, a security interest in and lien upon all right, title and interest of the Borrower in any all real property, owned or leased, in which Borrower may at any time hereafter acquire or have an interest; and

         (ii) Borrower agrees that at any time and from time to time, at Borrower's expense, Borrower will promptly execute and deliver all further instruments and documents, and take all further action that Lender may reasonably request, in order to perfect and protect the security interests granted in respect of the Obligations or to enable Lender to exercise and enforce its rights, powers and remedies with respect to the Collateral, the Inventory Collateral, the Supplemental Collateral and any other collateral that may secure the Obligations in the future.

                  5. Representations and Warranties. Borrower represents and warrants to, and agrees with, Lender that:

         (i) Borrower has the corporate power and authority to (x) execute, deliver and perform, as applicable, its obligations under this Amendment and any other documents contemplated hereby or thereby to which it is or will be a party and (y) grant to Lender a lien and security interest in the Supplemental Collateral;

         (ii) the execution, delivery and performance of this Amendment (a) have been duly authorized by all necessary corporate action on the part of Borrower,
(b) will not constitute a violation of any provision of any Applicable Law or any order of any Governmental Authority applicable to Borrower or any of its properties or assets, (c) will not violate any provision of the Certificate of Incorporation, By-Laws, or any other organizational document of, or other similar instrument to which Borrower is a party or by which Borrower or any of its properties or assets are bound or to which Borrower is subject, (d) subject to amendment or waiver of the Working Capital Facility, will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or create any right to terminate, any indenture, agreement, bond, note, mortgage, deed of trust, or other instrument to which Borrower is a party or by


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which Borrower or any of its properties or assets are bound or to which Borrower is subject and (e) will not result in the creation or imposition of (or the obligation to create or impose) any Lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Borrower other than pursuant to the Credit Agreement (as amended) or the other Fundamental Documents (as amended);

         (iii) upon its execution and delivery by Borrower, this Amendment and each Fundamental Document amended pursuant hereto shall constitute or continue to constitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity, irrespective of whether such enforceability is considered in a proceeding at law or in equity;

         (iv) as of the Sixth Amendment Effective Date, there are no outstanding Defaults or Events of Default under the Credit Agreement;

         (v) Borrower is not in violation of any Applicable Law (including, without limitation, any Environmental Law) or any restrictions of record or agreements affecting the Collateral, the Inventory Collateral or the Supplemental Collateral, except for violations which in the aggregate could not reasonably be expected to have a Material Adverse Effect;

         (vi) The Overline Revolving Credit Loans and all obligations related thereto constitute Obligations under the Credit Agreement and the other Fundamental Documents, including, without limitation, the Security Documents; and

         (vii) All representations and warranties set forth in the Credit Agreement and the other Fundamental Documents, including as set forth in Article 2 of the Credit Agreement, are true and correct in all material respects on and as of the Sixth Amendment Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                  6. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") upon which Lender notifies Borrower that it is satisfied that each of the following conditions have been met:

                  (i) Lender shall have received an executed counterpart of this Amendment bearing the signature of Borrower;

                  (ii) Borrower shall have delivered to Lender the Financing Projections and Lender shall have approved the same;

                  (iii) Borrower shall have delivered to Lender such other documents and information as Lender may reasonably request, including, without limitation, Security Documents relating to any collateral;



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                  (iv) Lender's counsel shall be satisfied that either (a) the execution of this Amendment and incurrence of by Borrower of the Overline Revolving Credit Loans and other Obligations hereunder in no way constitutes an event of default or an event which with the giving of notice or the passage of time, or both, would constitute an event of default under the Working Capital Facility or any other agreement, instrument or document executed in connection with the Working Capital Facility, or (b) Congress shall have waived any such event;

                  (v) Lender shall have received the written opinion of a) Honigman Miller Schwartz and Cohn, LLP, counsel to Borrower, dated the Sixth Amendment Effective Date and addressed to Lender with respect to such matters relating to this Amendment as may be requested by Lender and its counsel, which opinion shall be in form and substance satisfactory to Lender and its counsel, and b) Borrower's in-house counsel, dated the Sixth Amendment Effective Date and addressed to Lender with respect to such matters relating to this Amendment, the Credit Agreement and the Fundamental Documents as may be requested by Lender and its counsel, which opinion shall be in form and substance satisfactory to Lender and its counsel;

                  (vi) The Lender shall have received reimbursement or other payment of all reasonable legal fees and expenses of Lender (including, without limitation, the fees and disbursements of Wachtell, Lipton, Rosen & Katz), incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents to be delivered in connection herewith, it being understood and agreed that the obligations of Borrower set forth in Section 7.4 of the Credit Agreement shall extend to the negotiation, preparation, execution and delivery of this Amendment and all other documents to be delivered herewith;

                  (vii) The representations and warranties set forth herein and in Article 2 of the Credit Agreement and in any other Fundamental Documents then in existence shall be true and correct in all material respects, and no Default or Event of Default shall have occurred and be continuing;

                  (viii) Lender shall have received a closing certificate signed by an Authorized Officer of Borrower, substantially in the form of Exhibit B hereto; and

                  (ix) Borrower shall have executed and delivered to Lender's counsel one or more amendments to the Mortgages as requested by Lender, which amendments shall be in form and substance consistent with the terms of this Amendment and satisfactory to Lender, and such other documents, agreements and instruments as may be required by Lender.

                  7. Commitment Fee. Borrower hereby agrees that, in consideration of this Amendment, it shall pay to the Lender a commitment fee equal to 2.5% of the Incremental Loan Amount (the "Commitment Fee"); provided, that the Commitment Fee shall be paid as follows: upon the occurrence of the Sixth Amendment Effective Date, an amount equal to the Commitment Fee shall be deemed to have been advanced to the



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Borrower under the Credit Agreement, shall be added to the outstanding principal
Obligations in respect of Revolving Credit Loans under the Credit Agreement and shall accrue interest (and otherwise be subject to the Credit Agreement) as if such amount were actually advanced to Borrower as a Revolving Credit Loan. The Commitment Fee shall be non-refundable and shall be fully earned upon the Sixth Amendment Effective Date.

                  8. Limitations. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which Lender may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

                  9. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile signature shall serve as the functional equivalent of a manual executed signature for all purposes.

                  10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

                            [SIGNATURE PAGE FOLLOWS]




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                  IN WITNESS WHEREOF, the parties hereto have caused this Sixth
Amendment to Credit and Security Agreement to be duly executed as of the day and the year first written.


                                            BORROWER:

                                            FRANK'S NURSERY & CRAFTS, INC.


                                            By: /s/ Michael D. McBride
                                                ----------------------------
                                            Michael D. McBride
                                            Vice President Legal and Secretary

                                            LENDER:

                                            KIMCO CAPITAL CORP.

                                            By: /s/ Ray Edwards
                                                ----------------------------
                                            Ray Edwards
                                            Vice President of Retailer Service




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                SIXTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

                                    EXHIBIT B

                                   CERTIFICATE

      The undersigned, an executive officer of Frank's Nursery & Crafts, Inc., a Delaware corporation (the "Borrower"), hereby certifies, in such officer's representative capacity on behalf of Borrower (and not individually), that:

      1. This Certificate is being delivered to Kimco Capital Corp. ("Lender"), pursuant to Section 6(viii) of the Sixth Amendment to Credit and Security Agreement, dated as of June 30, 2004, between Borrower and Lender (the "Sixth Amendment").

      2.    The representations and warranties of the Borrower contained in
            Section 5 of the Sixth Amendment that are qualified as to materiality or material adverse effect are true and correct in all respects, and the representations and warranties of the Borrower contained in Section 5 of the Sixth Amendment that are not so qualified are true and correct in all material respects, in each case as of the date hereof, other than such representations and warranties that are made as of an earlier date, which were true and correct as of such earlier date. The covenants and agreements contained in the Sixth Amendment to be complied with by the Borrower on or prior to the date hereof have been complied with in all material respects.

      Each capitalized term used but not defined herein has the meaning assigned to it in the Sixth Amendment.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate as of June 30, 2004.

                                             FRANK'S NURSERY & Crafts, Inc.

                                               By: /s/ Michael McBride
                                                   -------------------
                                                   Michael McBride
                                                   Vice President Legal
                                                   and Secretary